Exhibit 99.2

Creating a Global Leader in Sustainable Solutions that Provide Hygiene, Protection, Food Safety and Security Sealed Air’s Acquisition of Diversey June 1, 2011

Safe Harbor and Regulation G Statement This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by such words as "anticipates," "believes," "plan," "assumes," "could," "estimates," "expects," "will" and similar expressions. These statements include comments as to the Company's beliefs and expectations as to future events and trends affecting the Company's business or the successful outcome of the business combination. Examples of such forward-looking statements may include, but are not limited to, statements about the benefits of the business combination transaction between Diversey and the Company, potential synergies and cost savings, the potential accretion of the transaction to the Company's earnings and free cash flow, future financial and operating results, the expected timing of the completion of the transaction and the Company's plans, objectives, expectations and intentions with respect to future operations, products and services. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: general business and economic conditions; the competitive environment; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Sealed Air and Diversey may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and adverse effects of the merger on employee retention and on Sealed Air's and Diversey's business relationships with third parties, including key customers and distributors. For more extensive information, see "Risk Factors" and "Cautionary Notice Regarding Forward-Looking Statements," which appear in our most recent Annual Report on Form 10- K, as filed with the Securities and Exchange Commission, as may be updated by the Company's Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. While the Company may elect to update forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today. Our management uses non-U.S. GAAP financial measures to evaluate the Company's performance, which excludes items we consider unusual or special items. We believe the use of such financial measures and information may be useful to investors. We believe that the use of non-U.S. GAAP measures helps investors to gain a better understanding of core operating results and future prospects, consistent with how management measures and forecasts the company's performance, especially when comparing such results to previous periods or forecasts. For important information on our use of non-U.S. GAAP financial measures and information, including reconciliations of such non- U.S. GAAP financial measures and information to comparable U.S. GAAP measures and information, please refer to the financial tables that appear later in this presentation.

William V. Hickey President and Chief Executive Officer Edward F. Lonergan President and Chief Executive Officer David H. Kelsey Senior Vice President and Chief Financial Officer Today's Presenters

Agenda 1. Our Vision Bill Hickey 2. Overview of Diversey Ed Lonergan 3. Strategic Combination Bill Hickey 4. Financial Review Dave Kelsey 5. Q&A

Latin America Asia-Pacific Europe North America East 10 14 27 49 Sealed Air Overview Global leader and innovator of performance-based materials and equipment systems for food, industrial, medical and consumer customers Technology leadership with an emphasis on proprietary solutions that deliver measurable value 2010 Net Sales: $4.5 billion and Adjusted EBITDA 1 of $732 million 114 manufacturing facilities Operations in 52 countries 16,100 employees worldwide 2010 Net Sales By Region 2010 Net Sales By Segment Food Packaging Food Solutions Protective Packaging Other 43 21 29 7 Protective Packaging 29 1 See appendix for EBITDA reconciliation.

Our Value Proposition Technology leader Long history of innovation Recurring revenue business model (razor / razorblade) System-sell enhances performance, productivity and yield Reputation built on decades of outstanding service Leading salesforce, application engineers and food scientists Value-added supplier Remote diagnostics, supply chain monitoring, lifecycle analysis Global partner to our customers Presence in all regions and major markets

Our Strategic Vision Who we want to be to our customers Global supplier of choice for sustainable solutions, products and services Value-added partner who directly improves our customers' bottom line Globally recognized as technology-driven and customer focused

Evaluating Growth Opportunities Our Criteria Become more relevant to our customers with differentiated solutions Exploit our core competencies Enhance our financial profile Drive attractive returns for our shareholders ? ? ? ? Diversey Acquisition

Why Diversey? The RIGHT Industry $40+ billion industry with attractive growth and fundamentals already present in our value chain Similar megatrends to Sealed Air - health, hygiene, food safety and sustainability Sealed Air can capitalize on its expertise and competencies in this space The RIGHT Company Innovative global leader Overlapping customers, end markets and geographies Value-based total systems solutions with talented customer-facing team The RIGHT Transaction Attractive valuation with upside from margin improvement and synergies Strong free cash flow for rapid deleveraging Low integration risk

New Sealed Air at a Glance Fiscal Year Ending December 31, 2010 (USD in Millions) Pro Forma Combined Net Sales $4,490 $3,128 $7,618 Adjusted EBITDA 1 $732 $453 $1,235 Adjusted EBITDA Margin 1 16.3% 14.5% 16.2% Countries 52 64 69 Manufacturing Facilities 114 26 140 2 1 See appendix for EBITDA reconciliation. 2 Includes $50 million of cost synergies.

Agenda 1. Our Vision Bill Hickey 2. Overview of Diversey Ed Lonergan 3. Strategic Combination Bill Hickey 4. Financial Review Dave Kelsey 5. Q&A

Latin America Asia-Pacific Europe, MEA North America East 9 19 52 20 Diversey Overview A leading solution provider to $40+ billion global cleaning and sanitization market Serves six primary global sectors with diversified end market exposure Significant global presence with leading positions in every region served 2010 Net Sales and Adjusted EBITDA 1 of $3.1 billion and $453 million, respectively Operations in 64 countries 10,500 employees worldwide 2010 Net Sales By Region 2010 Net Sales By End Market Building Mgt / Serv. Contract. Food & Bev. Proc. Food Service Retail Lodging Health Care Other 24 23 16 12 11 9 5 1 See appendix for EBITDA reconciliation.

Business Sector Overview Food Service Food & Beverage Building Mgmt/ Service Contr. Health Care 16% 11% 23% 24% 12% 9% Note: 5% current business in "other" sectors. Retail Lodging

Total Systems Approach Consumables Tools Equipment Services Cleaners Degreasers Sanitizers Disinfectants Warewashing Hand Care Air Fresheners Dosing & Dispensing Scrubber / Driers / Vacuums Foam Generators Sweepers Disc Polishers Microfiber Systems Multifunctional Trolleys Cleaning Utensils and Systems Water, Energy Use Auditing Food Safety Training e-Business Solutions Green Cleaning Procedures Business Model: Provide integrated solutions by combining products and services to improve our customers' operating efficiency

Diversey: An Innovation-Driven Company, in Both Business Model and Portfolio Oxivir(r) SmartDose(r) Taski Swingo XP(r) Value proposition built on customer efficiency and sustainability targets Proprietary water, energy auditing capabilities Measurable sustainable improvement, globally advantaged benchmarking databases Risk management: food safety, brand protection Business Model Innovation Product Innovation Broadest solution set in industry: chemicals, machines, tools, utensils Customers served both direct and through best-in- class distribution partners Differentiated systems for supplies and equipment management, data capture and back-office management Optifill(r) Food & Beverage Sustainable Solutions Full Facility Solutions Revoflow(r) RTD(r)

Diversey Financial Profile Net Sales Adjusted EBITDA / Margin 1 ($ in millions) 1 See appendix for EBITDA reconciliation.

Agenda 1. Our Vision Bill Hickey 2. Overview of Diversey Ed Lonergan 3. Strategic Combination Bill Hickey 4. Financial Review Dave Kelsey 5. Q&A

Sealed Air and Diversey: A Compelling Business Combination Global Leader Complementary Business Models Broadens Solutions Offering Customer Base Extends Geographic Footprint Robust R&D Creates a global leader in sustainable solutions that provide hygiene, protection, food safety and security Positioned to benefit from key global megatrends Shared approach to system-sell business model Equipment, supplies and services (razor / razorblade model) Optimizes efficiency, productivity and materials utilization Expands and extends existing leadership positions Expands portfolio of value-added products and services Provide integrated solutions to broad customer base Overlapping channels and end markets Increases business opportunity in high growth markets Combined operating presence in 69 countries Strong track record of commercializing solutions for new and existing end markets

The New Sealed Air Global leader in hygiene, protection, food safety and security Technology-driven and customer focused value-added partner 2010 Pro Forma Net Sales and Adjusted EBITDA 1 of $7.6 billion and $1.2 billion, respectively 140 manufacturing facilities Operations in 69 countries 26,500 employees worldwide Cleaning & Sanitization 42% Food Packaging 25% Protective Packaging 17% Food Solutions 12% Other 4% 2010 Net Sales Pro Forma Combined 1 See appendix for EBITDA reconciliation.

Increased protein demand in developing regions Global emergence of the supermarket Safety, security & hygiene concerns Aging populations Increased use of medical services, treatments & devices Improved healthcare delivery Ready-meal demand (fresh heat-and-eat options) Growing dine-out demand (food service applications) Safety, security & hygiene concerns Sustainable solutions Enhanced solutions to increase resource efficiency Full lifecycle approach Growing international B2B & B2C transactions Expansive global supply chains & traceability Growing e-commerce & fulfillment shipping Higher Living Standards Health & Wellness Dining Convenience Sustainability Global Trade Positioned to Address Megatrends: Food Safety & Security, Health & Hygiene, Sustainability

Extends Geographic Footprint 10% 37% 16% Latin America: $0.7 North America: $2.9 Europe, MEA: $2.8 Asia Pacific: $1.2 Net Sales by Region $ billions, 2010 37% Diversey Sealed Air

Long-Standing Relationships with Blue-Chip Customers Sealed Air Diversey

Expanded Solutions Offering Complementary Products & Solutions Combined Market Access Make food, drink and facilities safer and more hygienic Reduce environmental impact of products ~9,000 Customer Facing Team Presence in 69 Countries Distribution Access to 175+ Countries Food & Beverage Food Service Preserve and keep fresh Ensure food safety Reduce waste Keep clean Protect Health Care Industrial / Consumer OEMs Lodging / Retail Building Service Distribution Office Supply

Example: Most Comprehensive Solution Set for Food Processing Industry Employee Sanitation Facility Cleaning Equipment Packaging Solutions High Performance, Cook-in Bags/Casing and Vacuum Packaging Multi-Layered, Co-Extruded Polyolefin Films Food Safety Diversey Sealed Air Process and Operational Excellence, Water, Energy Audits OpEx and Sanitation Chemicals

Machines and Utensils Air Quality Hand Hygiene Dual Ovenable and Microwavable Solutions for Ready Meals Dispensing / Portion Control Surface Cleaners Restroom Sanitation Floor and Carpet Care Warewashing Degreaser On Premise Laundry Food Safety Training & Supplies Retort and Aseptic Shelf- Stable Technology Diversey Sealed Air Example: Most Comprehensive Solution Set for Restaurants and Hospitality Industry

Dosing and Dispensing Inflatable Void Fill Packaging On-site Production of Protective Foam Packages Air Cellular Cushioning Material Disinfectants Cushioned and Protective Mailers Diversey Sealed Air Facility Cleaning Equipment General Purpose Profession and Consumer Branded Chemicals Example: Most Comprehensive Solution Set for Office Supply Distributors

Bringing Together Two Technology-Driven Companies Labs / Research Facilities 50 10 Scientists & Engineers 250+ 210+ Equipment & Application Experts 600+ 280+ Patents 2,500 1,700 Trademarks 3,000 1,400 Selected Product Highlights Roots of Innovation Sealed Air founded by two entrepreneurs focused on developing innovative packaging solutions Diversey heritage in engineering- focused entrepreneurial spirit through five generations of Johnson Family ownership Proteus ReNew Signet Dry Foam Carpet Care

Product Excellence and Responsibility Highest Achievement and Gold Awards

Combination Enhances Our Growth Opportunity Geographies Extends and reinforces Sealed Air's global positions Leverages Diversey's presence in high growth markets Combined company to benefit from improving hygiene and food safety standards in developing regions Customers Integrated solutions for overlapping customers Enhance relationships through broader range of solutions New channels / new relationships for both Sealed Air and Diversey Products Expanded portfolio to better address customer needs New solutions developed from joint R&D efforts New opportunities to reduce customer costs

Agenda 1. Our Vision Bill Hickey 2. Overview of Diversey Ed Lonergan 3. Strategic Combination Bill Hickey 4. Financial Review Dave Kelsey 5. Q&A

Sealed Air has agreed to acquire Diversey to form a global leader in sustainable solutions that provide hygiene, protection, food safety and security Transaction value of $4.3 billion 9.7x Adjusted LTM EBITDA 1 8.7x Adjusted LTM EBITDA 1 including $50 million cost synergies Total consideration to Diversey shareholders of $2.1 billion of cash and 31.7 million Sealed Air common shares $1.4 billion of Diversey net debt to be refinanced Transaction approved by principal Diversey shareholders Johnson family and Clayton, Dubilier & Rice Expected closing in 2011 subject to customary regulatory approvals Transaction Summary 1 LTM 3/31/11 Adjusted EBITDA as defined in public filings.

Significant Financial Benefits Expands net sales opportunity Margin expansion opportunities Continuation of efficiency initiatives Embedded operating leverage Cost synergies of $50 million per year Expected to be fully realized in two years $30 million expected in first year Accretive to earnings per share and free cash flow Returns in excess of cost of capital Attractive and efficient use of balance sheet

Transaction Financing We have committed financing in place for $4.5 billion Approximately $3.8 billion funded debt at closing Attractive cost of funds Pro forma leverage of 4.4x Net Debt / Adjusted EBITDA 1 Strong free cash flow generation supports rapid deleveraging Ample liquidity to operate enlarged business No near term maturities Committed to achieve investment grade credit rating Management focused on deleveraging No impact on funding W. R. Grace settlement 1 LTM 3/31/11 Pro Forma EBITDA as defined in public filings. Includes $50 million in cost synergies.

Attractive Free Cash Flow Profile ($ in millions) Pro Forma 2010 Adjusted EBITDA 1 $ 1,235 Capex (182) Change in Net Working Capital (79) Cash Interest Expense 2 (300) Cash Taxes 3 (232) Free Cash Flow $442 1 See appendix for EBITDA reconciliation. Includes $50 million of cost synergies. 2 Pro forma interest based on new capital structure. 3 Illustrative cash tax rate of 35%. Sizable EBITDA with upside Moderate capex requirements Efficient working capital Attractive cost of funds Strong and growing free cash flow of approximately $440 million per year Plan to continue current dividend policy

A Powerful Case for Multiple Expansion Current Sealed Air 2 EV / 2011E EBITDA: 8.3x Price / 2011E EPS: 14.9x Diversey Peer Group 1, 2 EV / 2011E EBITDA: 10.0x Price / 2011E EPS: 19.6x 1 Represents average of Nalco and Ecolab. 2 Estimates obtained from FactSet. 60% 40% 2010 Pro Forma Adjusted EBITDA Contribution

Q & A

Appendix

Appendix: Sealed Air EBITDA Reconciliation Reconciliation of Net Earnings Available to Common Stockholders to Non-U.S. GAAP EBIT, EBITDA and Adjusted EBITDA (Unaudited, in millions)

Appendix: Diversey EBITDA Reconciliation 1 1 1 Adjusted EBITDA defined as Credit Agreement EBITDA as disclosed in public filings.

+